John Hancock Funds

Patriot
Select
Dividend
Trust

Semi-Annual Report

December 31, 1995

TRUSTEES

Edward J. Boudreau, Jr.
Thomas W. L. Cameron
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Lt. Gen. Norman J. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer

Robert G. Freedman
Vice Chairman and
Chief Investment Officer

Andrew St. Pierre
President

Thomas H. Drohan
Vice President and Secretary

James B. Little
Senior Vice President and
Chief Financial Officer

John A. Morin
Vice President and Compliance Officer

James J. Stokowski
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN AND TRANSFER AGENT
FOR COMMON SHAREHOLDERS

State Street Bank & Trust Company
225 Frankln Street
Boston, Massachusetts 02110

TRANSFER AGENT FOR AUCTION
MARKET PREFERRED SHARES

Chemical Bank
450 West 33rd Street
New York, NY 10001

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

Listed: New York Stock Exchange Symbol: DIV
John Hancock Closed-End Funds: 1-800-843-0090



Chairman's Message

DEAR FELLOW SHAREHOLDERS:

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technogy stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place - slow economic growth, muted inflation and decent corporate earnings - it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.



[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]


No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,
/S/Edward J. Boudreau
   EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER




By Gregory K. Phelps, for the Portfolio Management Team

John Hancock
Patriot Select
Dividend Trust

Moderate growth, low inflation and falling interest rates boost income-producing stocks; investors flock to electric utilities



[A 2" x 3 1/2" photo of the portfolio management team at bottom right. Caption reads: "The Patriot Management Team: Laura Provost, Gregory Phelps and Andrew St. Pierre."]



"...nearly
ideal
investment
conditions
prevailed
during the
second
half..."


Last June, after an unusually strong first half of 1995 for income-producing stocks, we cautioned investors to lower their expectations going forward. Happily, nearly ideal investment conditions prevailed during the second half as well, resulting in another six months of double-digit returns.

The main factor boosting performance was the continuing decline in interest rates, brought on by slow growth and low inflation. When the nation's gross domestic product expanded at an annual rate of only 1.3% during the second quarter of 1995, some economists began warning of a possible recession. In July, the Federal Reserve reversed course after a year of interest-rate increases and shifted into an easing mode, cutting the interest rate banks charge each other for overnight loans -- called the federal funds rate -- by one-quarter percentage point. A second quarter-point reduction followed in December. The decline in rates sparked a rally in Treasury securities which carried over into income-producing stocks. Utilities, which made up nearly 70% of the Fund's net assets during the period, were among the prime beneficiaries. Utilities got an additional boost from the improved regulatory climate and from nervous stock-market investors who flocked to utilities late in the year from more volatile sectors, such as technology. Finally, utilities and other income-producing stocks eligible for the dividends-received deduction (DRD), mainly preferred stocks, benefited from scarcity. DRD-eligible stocks offer distinct tax advantages to corporate investors. As they've become less common, and therefore more valuable, they've been top performers. About 90% of the Fund's investments were eligible for the dividends-received deduction.




[Chart entitled "Top Sectors" at top left hand column.  The chart lists four sectors: 1) Preferred stock utilities 37% 2) Common stock utilities 30% 3) Financials 17% 4) Industrials 12%. A footnote below states "As a percentage of net assets on December 31, 1995."]




"... another
feature we
look for in
preferred stocks ...
is at least
two years
of call
protection."





With that backdrop, John Hancock Patriot Select Dividend Trust produced competitive results during the period. The Fund's total return for the six months ended December 31, 1995 was 11.98% at net asset value, compared to 11.54% for the Dow Jones Utilities Index. Our long-term goal is to maintain the Fund's current payout while limiting price volatility. Much of the Fund's yield of late has come from so-called "cushion preferred" stocks, many of them DRD-eligible, whose high yields cushion them against sharp price fluctuations. Owning so many cushion preferreds may have lowered the Fund's total return slightly during the past six months. On the other hand, they're valuable long-term holdings. Had we sold them to pursue short-term gains, we might not have been able to get them back again at reasonable prices.




Table entitled "Scorecard" at bottom of left hand column. The header for the left hand column is "Investment"; the header for the right column is "Recent performance .. and what's behind the numbers." The first listing is "Baltimore Gas & Electric" followed by an up arrow and the phrase "New Issue with DRD eligibility." The second listing is "Houston Industries" followed by an up arrow and the phrase "Good growth potential." The third listing is "Lasmo" followed by a down arrow and the phrase "Yankees securities lagged." Footnote below reads: "See "Schedule of Investments".
 Investment holdings are subject to change."


Utilities advance

In May 1995, California regulators announced they were scaling back the timetable for implementing the competitive goals they had spelled out in April 1994. That lifted a cloud that had been hovering over the electric-utility sector for more than a year. Moreover, it helped spark a wave of merger activity, which also increased investor interest in utility stocks. Then in September, as nervous investors began taking profits on technology stocks, many were attracted to utilities as a perceived safe haven, further inflating prices. Another feature we look for in preferred stocks--apart from DRD eligibility--is at least two years of call protection. A security with call protection can't be redeemed by the issuer prematurely. That's one of the reasons we invested last August in a new issue by Baltimore Gas & Electric, a DRD-eligible preferred stock with a 6.99% yield and 10 years of call protection. Very few new issues come to market these days with DRD eligibility; that's probably another reason the $60 million offering from Baltimore Gas & Electric sold out in ten minutes and provided an attractive total return through year end. Another top-performing utility was a common stock, Houston Industries, a diversified electric utility that recently sold its cable television subsidiary at a profit and is exploring potential acquisitions in Britain. Finally, we had good luck with Oklahoma Gas & Electric, a low-cost producer with a stable, above-average dividend yield.



[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended
December 31, 1995." The chart is scaled in increments of 3% from bottom to top, with 12% at the top and 0% at the bottom. Within the chart, there are two solid bars. The first represents the 11.98% total return for John Hancock Patriot Select Dividend Trust. The second represents the 11.54% total return for the Dow Jones Utility Average. Footnote below reads: "The total return for John Hancock Patriot Select Dividend Trust is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index which measures the performance of the utility industry in the United States."]





Other sectors mixed

Investments in banks and other financial companies totaled about 17% of the Fund's net assets. Our best bank performer was Shawmut National, a DRD-eligible preferred with five years of remaining call protection and a 9.35% yield. Shawmut benefited from a credit upgrade following its merger with Fleet Financial. The balance of the Fund's assets was divided among oil and gas, paper and automotive stocks. Bowater, a forest products company, rose on strong earnings and a credit upgrade. We like the company's long-term prospects and value the security's 8.40% coupon, DRD eligibility and three remaining years of call protection. Our least successful investments during the period tended to be so-called Yankee securities, which are stocks issued by foreign companies denominated in U.S. dollars. We like them mainly for their high yields. Lately, though, their performance has lagged, most likely because they lack DRD eligibility. Many underperforming Yankees that the Fund owned were oil and gas stocks, such as Lasmo, a British exploration and production company.

Outlook

One possible cloud on the horizon is the outlook for the dividends-received deduction. In December, during budget negotiations with Congress, the Clinton administration proposed a reduction in the corporate tax benefit for DRD-eligible securities. That caused a tremor in the market and had a small negative impact on the Fund at the end of the period. We believe chances are slim that the administration's proposal would ever become law, but we'll be watching developments closely in the months ahead. Furthermore, we have concerns about the long-term outlook for electric utilities. Delayed or not, competition is coming, and with that, increased pressure on dividend growth and earnings. That doesn't mean we'll abandon utilities, only that we'll have to be even more selective. On the positive side, moderate economic growth, low inflation and declining interest rates seem likely to continue to provide an attractive backdrop for income-producing stocks in the months ahead.

This commentary reflects the views of the Portfolio Management Team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.




Competition
in the
electric
utilities
industry is coming.





Financial Statements
John Hancock Funds - Patriot Select Dividend Trust



The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1995. You'll also find the net asset value per share, for each Common
Share, as of that date.

Statement of Assets and Liabilities
December 31, 1995 (Unaudited)
---------------------------------------------------------------------
Assets:
  Investments at value - Note C:
    Preferred stocks (cost - $139,045,316)               $ 145,423,617
    Common stocks (cost - $62,828,430)                      68,210,854
    Capital securities (cost - $2,000,000)                   2,180,000
    Trust originated preferred securities
      (cost - $1,250,000)                                    1,312,500
    Short-term investments (cost - $1,531,134)               1,531,134
                                                            ----------
                                                           218,658,105
Receivable for investments sold                              4,418,792
Dividends receivable                                         1,982,476
Other assets                                                     6,086
                                                            ----------
        Total Assets                                       225,065,459
        --------------------------------------------------------------
Liabilities:
  AMPS dividend payable                                        107,567
  Common Share dividend payable                                132,804
  Payable to John Hancock Advisers, Inc. -- Note B             186,526
  Accounts payable and accrued expenses                         53,560
                                                            ----------
        Total Liabilities                                      480,457
        --------------------------------------------------------------
Net Assets:
  Auction Market Preferred Shares Series A (AMPS)
    Without par value, unlimited number
      of shares of beneficial
      interest authorized, 700 shares issued,
      liquidation preference
      of $100,000 per share -- Note A                       70,000,000
                                                            ----------
    Common Shares - Without par value,
      unlimited number of shares of beneficial
      interest authorized, 9,885,027
      shares issued and outstanding                        137,984,373
    Accumulated net realized gain on investments             2,651,441
    Net unrealized appreciation of investments              12,003,225
    Undistributed net investment income                      1,945,963
                                                            ----------
        Net Assets Applicable to
        Common Shares ($15.64 per
        share based on 9,885,027
        shares outstanding)                                154,585,002
        --------------------------------------------------------------
        Net Assets                                       $ 224,585,002
        ==============================================================







The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.


Statement of Operations
Six months ended December 31, 1995 (Unaudited)
----------------------------------------------------------------------
Investment Income
Dividends (net of foreign withholding taxes
  of $30,696)                                              $ 8,844,585
Interest                                                        83,764
                                                            ----------
                                                             8,928,349
                                                            ----------
Expenses:
  Investment management fee -- Note B                          873,608
  Administration fee -- Note B                                 163,801
  AMPS and auction fees                                        111,393
  Custodian fee                                                 34,707
  Printing                                                      33,155
  Auditing fee                                                  28,234
  Transfer agent fee                                            21,397
  Miscellaneous                                                 16,251
  Trustees' fees                                                12,473
  Legal fees                                                     5,798
  Organization expense -- Note A                                 1,250
                                                            ----------
        Total Expenses                                       1,302,067
        --------------------------------------------------------------
        Net Investment Income                                7,626,282
        --------------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold                      2,390,369
  Change in net unrealized appreciation/depreciation
    of investments                                           8,328,442
                                                            ----------
        Net Realized and Unrealized Gain
        on Investments                                      10,718,811
        --------------------------------------------------------------
        Net Increase in Net Assets
        Resulting from Operations                          $18,345,093
        ==============================================================
        Distributions to AMPS                              ( 1,559,695)
        --------------------------------------------------------------
        Net Increase in Net Assets
        Applicable to Common Shareholders
        Resulting from Operations Less
        AMPS Distributions                                 $16,785,398
        ==============================================================


See notes to financial statements.

John Hancock Funds - Patriot Select Dividend Trust




Statement of Changes in Net Assets
-------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED    YEAR ENDED
                                                       DECEMBER 31, 1995     JUNE 30,
                                                           (UNAUDITED)           1995
                                                          -----------     ----------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income                                   $  7,626,282    $ 16,050,827
  Net realized gain on investments sold                      2,390,369         526,217
  Change in net unrealized appreciation/depreciation
    of investments                                           8,328,442      12,371,740
                                                           -----------     -----------
     Net Increase in Net Assets Resulting from Operations   18,345,093      28,948,784
                                                           -----------     -----------
Distributions to Shareholders:
  AMPS ($2,228 and $4,232 per share,
    respectively) -- Note A                                 (1,559,695)    (2,962,344)
  Common Shares -- Note A
    Dividends from net investment income
      ($0.6186 and $1.2372 per share, respectively)         (6,114,460)   (12,229,041)
                                                           -----------     -----------
Total Distributions to Shareholders                         (7,674,155)   (15,191,385)
                                                           -----------     -----------
Net Assets:
  Beginning of period                                      213,914,064     200,156,665
                                                           -----------     -----------
  End of period (including undistributed
   net investment income
   of $1,945,963 and $1,993,836, respectively)            $224,585,002    $213,914,064
                                                           ===========     ===========



*Analysis of Fund Share Transactions:
                                                    SIX MONTHS ENDED
                                                   DECEMBER 31, 1995               YEAR ENDED
                                                     (UNAUDITED)                  JUNE 30, 1995
                                             -------------------------     -------------------------
                                               SHARES         AMOUNT         SHARES         AMOUNT
                                             ---------    -----------      ---------    -----------
Shares outstanding, beginning of period      9,885,027   $137,984,373      9,885,027    $138,130,719
Reclassification of Capital Accounts                 --             --             --      (146,346)
                                             ---------    -----------      ---------    -----------
Shares outstanding, end of period            9,885,027   $137,984,373      9,885,027    $137,984,373
                                             =========    ===========      =========    ===========


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassifications of capital amounts, the number of Common Shares outstanding at the beginning and end of the period, for the last two periods, along with the corresponding dollar value.

See notes to financial statements




John Hancock Funds - Patriot Select Dividend Trust


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:


-----------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                       DECEMBER 31, 1995        YEAR ENDED JUNE 30,
                                                           (UNAUDITED)           1995           1994
                                                              --------       --------       --------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period                          $  14.56       $  13.17       $  17.33
                                                              --------       --------       --------
Net Investment Income                                             0.77           1.62           1.34
Net Realized and Unrealized Gain (Loss) on Investments            1.09           1.31      (   3.47)
                                                              --------       --------       --------
    Total from Investment Operations                              1.86           2.93      (   2.13)
                                                              --------       --------       --------
Less Distributions:
  Dividends to AMPS Shareholders                              (   0.16)      (   0.30)      (   0.22)
  Dividends to Common Shareholders
   from Net Investment Income                                 (   0.62)      (   1.24)      (   1.30)
  Distributions to Common Shareholders from Net Realized
    Short-Term Gain on Investments                                  --             --      (   0.51)
                                                              --------       --------       --------
    Total Distributions                                       (   0.78)      (   1.54)      (   2.03)
                                                              --------       --------       --------
AMPS Underwriting Discount                                          --             --             --
                                                              --------       --------       --------
Net Asset Value, End of Period                                $  15.64       $  14.56       $  13.17
                                                              ========       ========       ========
Per Share Market Value, End of Period                         $ 14.250       $ 13.875       $ 12.750
Total Investment Return at Market Value                          7.20%         19.73%       (21.60%)
Ratios and Supplemental Data
Net Assets Applicable to Common Shares,
  End of Period (000's omitted)                               $154,585       $143,914       $130,157
Ratio of Expenses to Average Net Assets**                     1.19%(c)          1.29%          1.30%
Ratio of Net Investment Income to Average Net Assets**        6.98%(c)          7.96%          5.83%
Portfolio Turnover Rate                                            21%           107%            39%
Senior Securities
Total AMPS Outstanding (000'S omitted)                        $ 70,000       $ 70,000       $ 70,000
Asset Coverage per Unit (d)                                   $318,031       $305,754       $285,137
Involuntary Liquidation Preference per Unit (e)               $100,000       $100,000       $100,000
Approximate Market Value per Unit (e)                         $100,000       $100,000       $100,000


----------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                                  1993        1992(a)          1991*
                                                              --------       --------       --------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period                          $  15.78       $  14.08     $  13.86(b)
                                                              --------       --------       --------
Net Investment Income                                             1.31           1.45           1.25
Net Realized and Unrealized Gain (Loss) on Investments            2.11           2.16           0.62
                                                              --------       --------       --------
    Total from Investment Operations                              3.42           3.61           1.87
                                                              --------       --------       --------
Less Distributions:
  Dividends to AMPS Shareholders                              (   0.22)      (   0.26)      (   0.28)
  Dividends to Common Shareholders
   from Net Investment Income                                 (   1.08)      (   1.09)      (   0.85)
  Distributions to Common Shareholders from Net Realized
    Short-Term Gain on Investments                            (   0.57)      (   0.56)      (   0.39)
                                                              --------       --------       --------
    Total Distributions                                       (   1.87)      (   1.91)      (   1.52)
                                                              --------       --------       --------
AMPS Underwriting Discount                                          --             --       (   0.13)
                                                              --------       --------       --------
Net Asset Value, End of Period                                $  17.33       $  15.78       $  14.08
                                                              ========       ========       ========
Per Share Market Value, End of Period                          $18.250       $ 16.875       $ 15.000
Total Investment Return at Market Value                         19.14%         25.01%          9.08%
Ratios and Supplemental Data
Net Assets Applicable to Common Shares,
  End of Period (000's omitted)                               $170,512       $153,275       $135,781
Ratio of Expenses to Average Net Assets**                        1.52%          1.42%       1.39%(c)
Ratio of Net Investment Income to Average Net Assets**           5.50%          6.75%       7.16%(c)
Portfolio Turnover Rate                                            53%            85%           209%
Senior Securities
Total AMPS Outstanding (000'S omitted)                        $ 70,000       $ 70,000       $ 70,000
Asset Coverage per Unit (d)                                   $339,312       $316,361       $290,817
Involuntary Liquidation Preference per Unit (e)               $100,000       $100,000       $100,000
Approximate Market Value per Unit (e)                         $100,000       $100,000       $100,000



  * For the period July 31, 1990 (commencement of operations) to June 30, 1991.

 ** Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets for both common and preferred shares.

(a) Prior to the assumption of the advisory contract on May 6, 1992 by John Hancock Advisers, Inc., the Fund was advised by Patriot Advisers,
    Inc.

(b) Initial capitalization, net of offering expenses.

(c) On an annualized basis.

(d) Calculated by subtracting the Fund's total liabilities (not including the AMPS) from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act
    Evaluation Date.

(e) Plus accumulated and unpaid dividends.

See notes to financial statements.




John Hancock Funds - Patriot Select Dividend Trust


The Schedule of Investments is complete list of all securities owned by the Fund on December 31, 1995. It's divided into five main categories:
preferred stocks, common stocks, capital securities, trust originated preferred securities and short-term investments. The stocks, capital securities and trust originated preferred securities are further broken down by industry groups. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.



Schedule of Investments
December 31, 1995 (Unaudited)



                                                                MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES         VALUE
----------------------------------------------------------------------
PREFERRED STOCKS
Auto/Truck (2.61%)

Ford Motor Company, 8.25%, Depositary
  Shares, Ser B                                 60,000    $  1,665,000
General Motors Corp., 9.12%,
  Depositary Shares, Ser G                     150,000       4,200,000
                                                           -----------
                                                             5,865,000
                                                           -----------
Banks - Foreign (0.38%)

Santander Overseas Bank, Inc., 10.64%,
  Ser A (Puerto Rico)                           31,700         855,900
                                                           -----------

Banks - U.S.  (10.63%)

Ahmanson, H.F. & Co., 9.60%,
  Depositary Shares, Ser B                     105,065       2,705,424
Bank of Boston Corp., 8.60%,
  Depositary Shares, Ser E                     144,886       3,767,036
BankAmericorp., 8.375%, Ser K                  50,000 *      1,293,750
Chase Manhattan Corp., 9.76%, Ser H             27,700         772,137
Chase Manhattan Corp., 10.84%, Ser I            42,000       1,275,750
Citicorp, 7.75%, Depositary Shares, Ser 22      32,500         845,000
First Fidelity Bancorporation, 10.64%,
  Depositary Shares, Ser F                      60,000       1,552,500
First Interstate Bancorp., 9.875%,
  Depositary Shares, Ser F                      95,000       2,458,125
Fleet Financial Group, Inc., 9.35%,
  Depositary Shares (formerly Shawmut
  National Corp.)                              165,000       4,496,250
LaSalle National Corp., 8.75%, Ser K (R)        62,000       3,286,000
Mellon Bank Corp., 9.60%, Ser I                 54,800       1,417,950
                                                           -----------
                                                            23,869,922
                                                           -----------

Conglomerate/Diversified (0.33%)

Grand Metropolitan Delaware 9.42%,
 Gtd Ser A                                      25,000         731,250
                                                           -----------
Financial Services (0.94%)

Merril Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A                      30,000         858,750
Salomon Inc., 8.08%, Depositary Shares,
  Ser D                                         50,000       1,250,000
                                                           -----------
                                                             2,108,750
                                                           -----------

Insurance (3.27%)

American Life Holding Co., $2.16                40,000    $    940,000
Progressive Corp., 9.375%, Ser A                62,000       1,581,000
Provident Companies, Inc., 8.10%, Depositary
  Shares (formerly Provident Life and
Accident Insurance Co. of America)              41,500       1,079,000
SunAmerica Inc., 9.25%, Ser B                  100,000       2,600,000
Travelers Group, Inc., 9.25%,
  Depositary Shares, Ser D                      44,000       1,149,500
                                                           -----------
                                                             7,349,500
                                                           -----------
Leasing (0.69%)

AMERCO, 8.50%, Ser A                            65,000       1,560,000
                                                           -----------
Oil & Gas (6.31%)

Coastal Corp., $2.125, Ser H                   120,000       3,075,000
Elf Overseas Ltd,. 8.50%, Gtd Ser A
  (Cayman Islands)                             150,000       3,993,750
ENSERCH Corp., Adjustable Rate Preferred
  ("ARP"), Ser F                                25,000         528,125
Enterprise Oil PLC, 10.50%, Ser A ,
  American Depositary Receipts (ADR)
  (United Kingdom)                              24,500         646,187
Lasmo PLC, 10.00%, Ser A, ADR
  (United Kingdon)                             138,000       3,329,250
Phillips Gas Co., 9.32%, Ser A                  98,000       2,597,000
                                                           -----------
                                                            14,169,312
                                                           -----------
Paper (2.42%)

Boise Cascade Corp., 9.40%, Ser F               90,000       2,362,500
Bowater Inc., 8.40%, Depositary Shares,
  Ser C                                        120,000       3,075,000
                                                           -----------
                                                             5,437,500
                                                           -----------


Utilities (37.17%)

Appalachian Power Co., 7.40%                    10,870    $  1,103,305
Baltimore Gas & Electric Co., 7.78%,
  Ser 1973                                      16,515       1,676,273
Baltimore Gas & Electric Co., 6.99%             30,000*      3,135,000
Boston Edison Co., 4.25%                        25,657*      1,539,420
CL & P Capital, 9.30%, Ser A                    35,000         949,375
Central Maine Power, 7.999%, Ser A              10,000         970,000
Central Maine Power, 8.875% (R)                 16,000       1,576,000
Columbus Southern Power Co., 8.375%,
  Ser A                                         40,000*      1,045,000
Commonwealth Edison Co., $8.38                  20,720       2,040,920
Commonwealth Edison Co., $8.40, Ser A           15,000*      1,507,500
Consolidated Edison Co. of NY, Inc.,
  5.75%, Ser E                                  57,600       4,953,600
Detroit Edison Co., 7.68%                        7,060         695,410
Detroit Edison Co., 7.75%                       60,000       1,545,000
Florida Power Corp., 7.76%                      30,460       3,099,305
GTE Florida, Inc., $8.16                        25,000       2,556,250
GTE North, Inc., $7.60, Ser IND                 10,000       1,010,000
Georgia Power Co., $7.80                        11,780       1,178,000
Gulf States Utilities Co., $8.52                45,500       4,459,000
Gulf States Utilities Co., $9.96                 9,800       1,004,500
Gulf States Utilities Co., ARP, Depositary
  Shares, Ser B                                 30,120       1,445,760
Houston Lighting & Power Co., $8.12             21,700       2,224,250
Jersey Central Power & Light Co., 7.52%
  Ser K                                          6,500         679,250
Massachusetts Electric Co., 6.99%               13,500       1,404,000
MCN Michigan Co., Limited Partnership,
  9.375%, Ser A                                 50,000       1,375,000
Monongahela Power Co., $7.73, Ser L             44,000       4,807,000
Narragansett Electric Co., 6.95%                17,950         915,450
PacifiCorp, 8.375%, Ser A                       40,000       1,045,000
PECO Energy Co., $7.48                          14,200*      1,476,800
PSI Energy, Inc., 7.44%                        122,000       3,065,250
Public Service Electric & Gas Co. 6.80%         25,060       2,468,410
Public Service Electric & Gas Co., 6.92%        14,000       1,407,000
Public Service Electric & Gas Co., 7.40%        49,208       4,760,874
Puget Sound Power & Light Co., 7.875%           41,447*      1,067,260
Sierra Pacific Power Co., 7.80%,
  Ser 1, Class A                               183,600       4,704,750
Southern California Gas Co., 7.75%              37,025*        930,253
Tampa Electric Co., 7.44%, Ser F                13,550       1,368,550
Texas Utilities Electric Co., $7.24              9,500         954,750
Texas Utilities Electric Co., $7.50             80,000       2,080,000
Texas Utilities Electric Co., $7.98             29,200       3,102,500
Texas Utilities Electric Co., $8.20             25,000         662,500
Utilicorp Capital, 8.875%, Ser A                70,000       1,837,500
Washington Natural Gas Co., 8.50%, Ser III      63,930       1,646,197
Western Massachusetts Electric Co., 7.72%,
  Ser B                                         19,747       2,004,321
                                                           -----------
                                                            83,476,483
                                                           -----------
                  TOTAL PREFERRED STOCKS
                     (Cost $139,045,316)       (64.75%)    145,423,617
                                               --------    -----------

COMMON STOCKS

Utilities (30.37%)

Allegheny Power System, Inc.                    36,000       1,030,500
American Electric Power Co., Inc.              156,000       6,318,000
Boston Edison Co.                              175,000       5,162,500
CINergy Corp.                                   97,000       2,970,625
Consolidated Edison Co. of NY, Inc.             44,000       1,408,000
DPL, Inc.                                      200,000       4,950,000
Delmarva Power & Light Co.                      92,500       2,104,375
Dominion Resources, Inc. of VA                 131,500       5,424,375
Florida Progress Corp.                         104,250       3,687,844
Houston Industries, Inc.                       240,800       5,839,400
Idaho Power Co.                                 45,000       1,350,000
New England Electric System                     82,000       3,249,250
Northeast Utilities                             90,000       2,193,750
Oklahoma Gas & Electric Co.                     60,000       2,580,000
PECO Energy Co.                                 76,000       2,289,500
Potomac Electric Power Co.                     164,300       4,312,875
Public Service Enterprise Group, Inc.           71,084       2,176,947
Puget Sound Power & Light Co.                  140,500       3,266,625
Scana Corp.                                     37,200       1,064,850
Southern Co.                                    50,000       1,231,250
Southwestern Public Service Co.                 67,000       2,194,250
Texas Utilities Co.                             67,500       2,775,938
Washington Water Power Co.                      36,000         630,000
                                                           -----------
                     TOTAL COMMON STOCKS
                      (Cost $62,828,430)       (30.37%)     68,210,854
                                               --------    -----------

CAPITAL SECURITIES

Banks - Foreign  (0.97%)

Australia and New Zealand Banking
  Group Ltd., 9.125%
  (Australia)                                   80,000       2,180,000
                                                           -----------
                TOTAL CAPITAL SECURITIES
                       (Cost $2,000,000)        (0.97%)      2,180,000
                                               --------    -----------


TRUST ORIGINATED PREFERRED SECURITIES

Oil & Gas  (0.59%)

Southern Union Financing, 9.48%
Ser 5/17/25                                     50,000    $  1,312,500
                                               --------    -----------
                 TOTAL TRUST ORIGINATED
                    PREFERRED SECURITIES
                       (Cost $1,250,000)        (0.59%)      1,312,500
                                               --------    -----------

                                INTEREST   PAR VALUE
                                  RATE  (OOO'S OMITTED)
                                -------- --------------

SHORT-TERM INVESTMENTS

Commercial Paper  (0.68%)

Prudential Funding Corp.
  01-02-96                         5.65%         1,531       1,531,134
                                                           -----------
            TOTAL SHORT-TERM INVESTMENTS        (0.68%)      1,531,134
                                                           -----------
                       TOTAL INVESTMENTS       (97.36%)   $218,658,105
                                               ========    ===========


  * Securities, other than short-term investments, newly added to the portfolio during the period ended December 31, 1995.

(R) The securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $4,862,000 as of December 31, 1995.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund


See notes to financial statements.







Notes to Financial Statements


(UNAUDITED)

NOTE A --
ACCOUNTING POLICIES

John Hancock Patriot Select Dividend Trust (the "Fund") is a closed-end, diversified management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through June 30, 1995, which has no effect on the Fund's net assets, net investment income or net realized gains.

DEFERRED ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged ratably to the Fund's operations over a five-year period that began with the commencement of the investment operation of the Fund.

AUCTION MARKET PREFERRED SHARES SERIES A (AMPS) The Fund issued 700 shares of Auction Market Preferred Shares Series A (AMPS) on August 30, 1990 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the AMPS, which accrue daily, are cumulative at a rate which was established at the offering of the AMPS and have been reset every 49 days thereafter by an auction. Dividend rates ranged from 4.24% to 4.61% during the period ended December 31, 1995.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the Common Shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and Common Shares. The AMPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's By-Laws.


NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of .80 of 1% of the Fund's average weekly net assets.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to the sum of .15 of 1% of the Fund's average weekly net assets.

Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the investment to cover the liability will be marked to market on a periodic basis to reflect income earned by the investment.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1995, aggregated $43,831,157 and $44,304,111, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31, 1995.

The cost of investments owned at December 31, 1995 (including the short-term investments) for Federal income tax purposes was $207,476,575. Gross unrealized appreciation and depreciation of investments aggregated $13,239,715 and $2,058,185, respectively, resulting in net unrealized appreciation of $11,181,530.

John Hancock Funds - Patriot Select Dividend Trust


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).






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John Hancock Funds
"A Global Investment Management Firm."

101 Huntington Avenue, Boston MA 02119-7603



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